Baird Small/Mid Cap Value Fund
Schedule of Investments, September 30, 2019 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Aerospace & Defense
Astronics Corp. (1)	9,286	$272,823	1.2%
Hexcel Corp.	7,671	630,019	2.7%
		902,842	3.9%
Air Freight & Logistics
Air Transport Services Group, Inc. (1)	23,517	494,327	2.1%
Commercial Services & Supplies
Deluxe Corp.	5,854	287,783	1.2%
Distributors
LKQ Corp. (1)	16,351	514,239	2.2%
Diversified Consumer Services
OneSpaWorld Holdings Ltd. (1)(2)	39,263	609,754	2.6%
Electrical Equipment
nVent Electric PLC (2)	16,654	367,054	1.6%
Electronic Equipment, Instruments & Components
Dolby Laboratories, Inc. - Class A	9,084	587,190	2.5%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	9,185	671,883	2.9%
CareTrust REIT, Inc.	32,702	768,661	3.3%
CyrusOne, Inc.	10,093	798,355	3.4%
Essential Properties Realty Trust, Inc.	15,342	351,485	1.5%
HCP, Inc.	14,231	507,051	2.2%
National Retail Properties, Inc.	9,690	546,516	2.3%
Physicians Realty Trust	39,061	693,333	3.0%
VICI Properties, Inc.	20,287	459,501	1.9%
		4,796,785	20.5%
Food Products
Lamb Weston Holdings, Inc.	9,351	680,005	2.9%
Gas Utilities
Atmos Energy Corp.	4,278	487,221	2.1%
Southwest Gas Holdings, Inc.	8,276	753,448	3.2%
		1,240,669	5.3%
Health Care Equipment & Supplies
ICU Medical, Inc. (1)	3,382	539,767	2.3%
Health Care Providers & Services
DaVita, Inc. (1)	7,166	408,964	1.8%
Laboratory Corp. of America Holdings (1)	2,826	474,768	2.0%
		883,732	3.8%
Household Durables
ZAGG, Inc. (1)	53,696	336,674	1.4%
Insurance
American Financial Group, Inc.	7,267	783,746	3.4%
Fidelity National Financial, Inc.	10,598	470,657	2.0%
Old Republic International Corp.	33,711	794,568	3.4%
		2,048,971	8.8%
IT Services
CACI International, Inc. (1)	1,638	378,804	1.6%
Leidos Holdings, Inc.	9,790	840,764	3.6%
Perspecta, Inc.	17,930	468,332	2.0%
VeriSign, Inc. (1)	3,283	619,272	2.7%
		2,307,172	9.9%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	17,966	644,081	2.8%
Multi-Utilities
Algonquin Power & Utilities Corp. (2)	50,062	685,849	2.9%
Software
j2 Global, Inc. (1)	7,368	669,162	2.9%
Thrifts & Mortgage Finance
Axos Financial, Inc. (1)	21,600	597,240	2.5%
Essent Group Ltd. (2)	10,295	490,763	2.1%
Meta Financial Group, Inc.	23,618	770,183	3.3%
NMI Holdings, Inc. (1)	23,114	606,974	2.6%
		2,465,160	10.5%
Wireless Telecommunication Services
Boingo Wireless, Inc. (1)	50,163	556,809	2.4%
Total Common Stocks (Cost $18,691,196)		21,618,025	92.5%

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 1.89% (3)	2,441,064	2,441,064	10.4%
Total Short-Term Investment (Cost $2,441,064)		2,441,064	10.4%
Total Investments (Cost $21,132,260)		24,059,089	102.9%
Liabilities in Excess of Other Assets		(680,205)	(2.9)%
TOTAL NET ASSETS		$23,378,884	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	Seven-Day Yield.
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Baird Small/Mid Cap Value Fund
Schedule of Investments, September 30, 2019 (Unaudited)
Summary of Fair Value Exposure at September 30, 2019 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$21,618,025	$–	$–	$21,618,025
Total Equity	21,618,025	–	–	21,618,025
Short-Term Investment
Money Market Mutual Fund	2,441,064	–	–	2,441,064
Total Short-Term Investment	2,441,064	–	–	2,441,064
Total Investments*	$24,059,089	$–	$–	$24,059,089

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.